                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 29, 2003

                              W. P. CAREY & CO. LLC
             (Exact name of registrant as specified in its charter)


      DELAWARE                      001-13779                   13-3912578
------------------              ----------------------         --------------
(State of Organization)         (Commission File No.)          (IRS Employer
                                                               Identification
                                                               Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                    (Address of principal executive offices)

                                 (212) 492-1100
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

         The following exhibit is filed as part of this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.                  Exhibit
-----------                  -------
 99.1                        Earnings Press Release issued April 29, 2003

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 29, 2003, the registrant issued a press release announcing its earnings for the quarter ended March 31, 2003, certain operating highlights and conducted a webcast and conference call to discuss the results. This information and the related exhibit are being furnished to the Securities and Exchange Commission pursuant to Regulation FD and is not a "filing" under the Securities Exchange Act of 1934, as amended.
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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                W. P. CAREY & CO. LLC



                                                By:/s/  Gordon F. DuGan
                                                   ----------------------
                                                        Gordon F. DuGan

Date:  April 29, 2003